Investor Update February 2019

Western Alliance Bank Overview With a national presence and regional footprint, Western Top 10 on Alliance Bank is one of the country’s top performing banks Forbes 2019 $23B+ 80,000+ 1,800+ Best Banks in IN ASSETS COMMERCIAL ACCOUNTS EMPLOYEES America list 22.8% 20.7% 17.3% TANGIBLE BOOK VALUE ROTCE GROSS LOAN GROWTH CAGR 5 geographically- (2013 Q4 – 2018 Q4) based banking divisions 10 specialized national business lines 47 Locations Note: Light blue circles represent the location of business generating employees outside core region First Independent Bank, Bridge Bank, Bank of Nevada, Torrey Pines Bank and Alliance Bank of Arizona 2 are divisions of Western Alliance Bank. Member FDIC.

Western Alliance’s Key Strengths Proven Business Model Diversified Business Mix The Go-to-Business Bank Loans by Product Type . Entrepreneurial regional bank with a commercial Resi. & Consumer focus that targets business opportunities with 7% higher risk-adjusted returns Const. & . Land Diverse mix of Improving operating leverage through strategic 12% regionally- cost management focused banking . C&I Experienced, proven leadership 44% divisions in CRE, NOO Western-U.S. & Superior Performance 24% nationally- oriented 7 Years of growing profitability CRE, OO businesses 13% . ROAA and ROATCE among highest in the industry . Strong organic loan growth supplemented by EPS Loans by Geography accretive, strategic acquisitions . Primarily deposit-funded Other 1 • Total Loans: New York 23% $17.7bn Conservative Credit 2% California • Lending Texas 40% relationships Best-in-Class Credit Quality 3% nationwide . Florida Stable asset quality Nevada • Nat’l Bus. Lines: . 4% Nominal charge-offs 13% Arizona $7.8bn (46%) 15% 1) “Other” includes all states with less than 2% of the loan portfolio 3

Executive Leadership Team Experienced leadership team that fosters an entrepreneurial, customer-focused culture Kenneth A. Vecchione Dale M. Gibbons Chief Executive Officer Vice Chairman, Chief Financial Officer 11 total years at WAL 15 years at WAL 35+ years’ experience, including 30+ years in commercial banking senior positions in financial services • Appointed CEO in April 2018 • Ranked #1 Best CFO overall, among Mid-cap and • Has served on Western Alliance Board of Directors since Small-cap banks, by Institutional Investor magazine 2007 and was WAL’s COO from 2010 – 2013 (2017 & 2018) • Previously, served in senior leadership positions at • CFO and Secretary of the Board at Zions MBNA Corp., Apollo Global Management, and Citi card Bancorporation (1996 – 2001) services Jim Haught Robert McAuslan President and Chief Operating Officer Executive Vice President, Chief Credit Officer 1 year at WAL 7 years at WAL 20+ years in risk & capital management 25+ years in senior credit administration • Previously, served as Managing Partner for financial • Previously, served as Senior Credit Executive for western services at The Exequor Group and SVP, Global Head of U.S. markets with Mutual of Omaha Bank and EVP, Senior Capital at State Street Corp. Credit Officer for western U.S. markets for BBVA / Compass Bank 4

4th Quarter 2018 | Financial Highlights Record results with high organic loan and deposit balances, stable net interest margin and improving efficiency ratio, while maintaining asset quality Q4 Highlights Year-Over-Year Growth • ROAA: 2.13% • Deposits: +$2.2 billion / 13.0% • ROTCE: 21.1% • Loans: +$2.6 billion / 17.3% • Deposits: +269mm / 5.7% annualized • Revenue: +$123.2 million / 15.2% • Loans: +978mm / 23.4% annualized • Net Income: +$110.3 million / 33.9% • Efficiency Ratio: 41.5%1 • Earnings per Share: +33.5% • Net interest margin flat at 4.72% • Tangible Book Value per Share: +20.5% • NPA/Assets of 0.36%, down 9 bps • Net charge-offs of 0.08% of average loans • TCE / TA of 10.2% 1) Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures are included in the Company’s earnings release available in the Investor Relations portion of the Company’s5 website at http://investors.westernalliancebancorporation.com 5

Superior Return on Assets and TCE ROAA WAL Peer Median • Outstanding performance compared to peers 2.05% with ROAA and ROATCE among highest in 1.72% 1.61% 1.50% 1.56% industry 1.35% • As one of the highest taxed industries, banks 1.29% benefited from tax reform in Q4 2017 0.98% 0.99% 0.98% 1.00% 0.96% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y ROATCE Tangible Common Equity / Tangible Assets WAL Peer Median WAL Peer Median 10.2% 9.6% 20.7% 9.4% 9.2% 18.7% 18.2% 17.7% 17.8% 18.4% 8.4% 8.6% 9.0% 8.8% 8.5% 8.6% 8.7% 15.3% 11.7% 11.4% 11.3% 11.6% 11.3% 7.4% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y Note: Peers consist of 70 publicly traded banks with total assets between $10B and $100B, excluding target banks of pending acquisitions; S&P Global Market Intelligence 6

Our Business Transformation WAL has dramatically evolved through national growth and product diversification 2008 20182018 Total Assets $5.2bn $23.1bn Locations 41 47 States with Lending 181 49 Relationships Geographic Lending $0.8bn (19.7%)1 $5.6bn (31.8%) Diversification 2 Nevada Loan Concentration $1.8bn (45.0%) $2.3bn (12.8%) Tier 1 Common Capital $293mm (6.2%) $2.3bn (10.7%) Loan / Deposits 112% 92% Non-Interest-bearing $1.0bn (27.7%) $7.3bn (38.9%) Deposits 1) Data as of December 31, 2009 2) Lending relationships outside of Arizona, California, and Nevada 7

WAL’s Balance Sheet Growth and Transformation 2008 2018 Loans ($4.1 billion) Loans ($17.7 billion) Loans Resi. & Consumer 7% • Increased loan diversification Resi. & C&I Const. Consumer • Established National Business 21% & Land 16% Lines 12% Const. & C&I • Smaller residential mix, yet Land 44% renewed part of strategy in 20% CRE: OO CRE: NOO 21% 24% current rate environment CRE: NOO • Reduced construction.& land 22% CRE: OO 13% component - consisting of high quality counterparties with Liabilities ($4.7 billion) Liabilities ($20.5 billion) significant institutional equity Debt • Raw land exposure significantly 4% reduced from 3.5%¹ to 0.5% Nonint. CDs Debt DDA 9% 23% 21% Liabilities Int. Nonint. DDA DDA 37% • Significant reduction in debt 5% and term CD funding CDs MMDA & 22% MMDA & Savings • Growth in favorable noninterest Savings 37% Int. DDA funding mix 29% 13% 8 1) Data as of December 31, 2009 8

A National Platform of Specialized Financial Services WAL leverages deep segment expertise to provide specialized banking services to niche markets across the country Conservative Portfolio Size Characteristics1 Unique Attributes • 94% with top three franchisors • Debt Yield: 12.4% • Healthy RevPAR of 117% Index over last 11 qtrs. $1.5bn • Debt Service Hotel Franchise • Geographic diversification Coverage: 1.74x Finance − 51% of the portfolio (by commitment) is located in top-25 MSA’s • Liquid borrowers • Provides avenues for growth in technology, life Technology & $1.2bn with 2:1 deposit sciences, equity fund and international services Innovation coverage • Over 90% of tech loan clients with revenue > $5mm • Consumer receivables • Top-tier industry operators $540mm as collateral: • 75% hypothecation of consumer receivables held by Resort Finance − FICO: 711 borrower and 25% real estate loans − Advance rates of 85% − Diverse payment sources with over 49,000 underlying consumer receivables Note: Data as of December 31, 2018, unless otherwise stated 1) Data represents average portfolio statistics, unless otherwise stated 9

An Entrepreneurial Banking Mindset WAL continuously looks to deepen existing client relationships to offer unique solutions and expand our product offering Conservative Portfolio Size Characteristics1 Unique Attributes • Portfolio of large corporate borrowers • Corp. Rating : BB+ Corporate • Borrower profile: primarily market share leaders with $1.1bn • LTV : 29% Finance large public equity valuation cushions and strong • FCCR: 3.6x cash flow coverage metrics • Warehouse underlying • Warehouse Lines: borrowers: − Dwell time of less than 15 days and robust secondary − FICO: 732 market for collateral Mortgage − LTV: 79% • MSR: $1.4bn • MSR: Warehouse − Daily re-margin requirements and robust secondary − Avg. max LTV of 55% market for collateral • Note Finance: • Note Finance: − Borrower avg. debt/equity Short duration of borrowing base collateral of 0.31x (as of 9/30/18) − • Avg. Size $425,000 • Forward flow arrangements with existing mortgage Residential warehouse clients • LTV: 67% Mortgage $1.0bn • High-quality, low-capital absorption, less rate- • FICO: 753 Initiative sensitive loans • DTI: 36% • WAL re-underwrites 100% of acquired loans Note: Data as of December 31, 2018, unless otherwise stated 1) Data represents average portfolio statistics, unless otherwise stated 10

Well-Positioned Loan Portfolio Diversified by product, client-type and geography with emphasis on underwriting discipline • Target opportunities with superior risk-adjusted Loans Predominantly Floating Rate returns • Relationship banking approach • Lending relationships in 49 states Fixed Rate LIBOR 29% Based • Benefits from rising interest rates during 2018 37% Other Floating 1% Prime Term Based Adjustable 23% 10% Loan and Loan Yields 5.43% 5.62% 5.77% 6.00% 5.23% 5.18% 5.40% $20.0 5.00% $17.7 $15.0 4.00% $13.2 $15.1 3.00% $10.0 $11.1 21.1% 2.00% CAGR $8.4 $5.0 1.00% $6.8 0.00% $0.0 2013 2014 2015 2016 2017 2018 11 Dollars in billions 11

Stable, Low Cost Deposits Diversified funding sources reflect long-term, stable relationships Solid Noninterest Bearing Deposit Base • Deposit funding 96% of total liabilities • 39% of total deposits are noninterest-bearing CDs 10% • 27.6% 5-year CAGR Nonint. Bearing DDA • 92% Loan-to-Deposit ratio MMDA & 39% Savings 38% Interest DDA 13% Deposits, Borrowings, and Cost of Funds 0.64% $25.0 0.39% 0.36% 0.37% 0.60% 0.30% 0.31% $0.9 $20.0 $0.8 27.6% $15.0 $0.5 $7.5 $0.4 $7.4 CAGR $5.6 -0.20% $10.0 $0.5 $0.5 $4.1 $2.3 $2.2 $11.7 15.8% $5.0 $8.9 $9.5 $5.6 $6.6 $7.9 CAGR $0.0 -1.00% 2013 2014 2015 2016 2017 2018 Interest Bearing Deposits Non-Interest Bearing Deposits Total Borrowings Cost of Funds Dollars in billions 12 Cost of Funds calculated as interest incurred on liabilities divided by the sum of average noninterest-bearing deposits plus interest-bearing liabilities, as reported by S&P Global Market Intelligence 12

Consistent Net Interest Margin Remains well-positioned in rising rate environment Est. Interest Rate Sensitivity ($000s) • 28% total earning assets beta and 26% total funding cost beta, year - 200bps - 100bps Base +100bps +200bps over year Interest Income $1,000 $1,077 $1,186 $1,306 $1,426 Interest Expense 104 148 199 253 307 Net Interest Income $896 $929 $987 $1,053 $1,119 Change (9.2%) (5.8%) 6.7% 13.3% Net Interest Margin 4.65% 4.68% 5.00% 4.49% 4.42% 4.51% 4.58% 4.28% 4.23% 4.37% 4.39% 3.97% 4.00% 3.80% 3.65% 3.72% 3.73% 3.62% 3.61% 3.61% 3.00% 3.55% 3.42% 3.41% 3.51% 2.08% 1.91% 2.00% 1.10% 1.00% 0.51% 0.25% 0.25% 0.25% 0.25% 0.25% 0.25% 0.26% 0.00% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 WAL Peers Avg. Fed Funds Rate 13 Peers consist of 70 publicly traded banks with total assets between $10B and $100B, excluding target banks of pending acquisitions; S&P Global Market Intelligence 13

Strong Efficiency Ratio Historically stable efficiency ratio • Continued focus on expense management, while investing in growth initiatives and scalable infrastructure to be a leading nationwide banking platform 65.0% 63.4% 61.7% 60.1% 60.0% 58.8% 57.3% 55.4% 55.0% 52.1% 50.0% 47.4% 45.2% 45.0% 43.2% 41.5% 41.9% 40.0% 2013 2014 2015 2016 2017 2018 WAL Peers Efficiency ratio for WAL and Peers as calculated and reported by SNL Financial / S&P Global Market Intelligence WAL’s 2018 efficiency ratio normalized for adjustments items highlighted in the Q4 earnings presentation (401K policy change, contributions to the Company’s Charitable Foundation, etc.) 14 Peers consist of 70 publicly traded banks with total assets between $10B and $100B, excluding target banks of pending acquisitions; S&P Global Market Intelligence 14

Adversely Graded Loans and Non-Performing Assets While loans have historically seen double digit growth, adversely graded loans and non-performance assets have been consistent and declining in 2018 • Non-performing assets have gradually declined, representing 36% of both adversely graded and non- performing assets in 2013 to 15% in 2018 $401 $356 $351 $344 $130 $312 $316 $142 $155 $98 $148 $89 Adversely Graded Adversely $128 $89 $117 $108 $128 $181 $76 $68 $48 $40 Performing Assets - $44 $67 $57 $28 Non $44 $48 $29 $18 2013 2014 2015 2016 2017 2018 OREO Non-Performing Loans Classified Accruing Loans Special Mention Loans Dollars in millions 15 Accruing TDRs total $36.5mm, amounts are net of total PCI credit and interest rate discounts of $8.0mm 15

Charge-Offs, Recoveries, ALLL, and Provision Credit quality is placed before profitability Reserve / Total Loans 1.47% WAL Peers • Strong risk management culture and framework 1.31% established throughout organization 1.07% • Significant investments of time and 1.22% 1.00% 0.93% resources over past several years 1.09% 0.86% 1.00% • Nominal historical net charge-offs 0.94% 0.85% 0.79% 2013 2014 2015 2016 2017 2018 Non-Performing Assets1 / Total Assets Net Charge-Offs / Average Loans 0.50% 1.53% WAL Peers WAL Peers 1.18% 0.23% 0.25% 0.14% 0.11% 0.12% 0.12% 0.13% 0.14% 0.65% 0.51% 0.80% 0.43% 0.00% 0.06% 0.65% 0.32% 0.02% 0.01% 0.56% 0.47% -0.07% -0.06% 0.36% 0.20% -0.25% 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 1) Nonperforming assets excluding Troubled Debt Restructuring 16 Peers consist of 70 publicly traded banks with total assets between $10B and $100B, excluding target banks of pending acquisitions; S&P Global Market Intelligence 16

Capital Growth WAL capital growth has outstripped peers, while supporting above industry trend loan and deposit growth Robust Capital Levels TBV Growth and Returns 11.0% 22.0% 22.8% TBV per Share CAGR $25.00 10.7% 21.1% 10.5% 10.2% 20.0% $22.07 $20.00 10.0% 18.7% 18.4% 17.8% 18.0% 18.2% $18.31 9.5% 17.7% $15.00 $15.17 9.0% 16.0% 8.8% $12.54 8.9% $10.00 8.5% $10.21 14.0% 8.4% 8.0% $7.90 $5.00 12.0% 7.5% 7.4% 7.0% 10.0% $0.00 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 Tier 1 Common TCE Peer TCE TBV ROATCE 17 Peers consist of 70 publicly traded banks with total assets between $10B and $100B, excluding target banks of pending acquisitions; S&P Global Market Intelligence 17

Consistent EPS Growth WAL has experienced 14 consecutive quarters of EPS stability and growth Quarterly EPS & Stock Price $70.00 $1.20 Stock Price Quarterly EPS $1.13 EPS Growth & P/E Comparison $60.00 $1.00 WAL SPX KRX EPS (FY'18) $4.14 $150.25 $8.10 EPS 5-Yr. CAGR 26% 7% 13% $50.00P/E (TTM) 10.8x 17.9x 12.7x $0.80 P/E (FY1) 9.7x 16.1x 11.9x $44.85 $40.00 $0.60 $30.00 $0.40 $0.33 $23.86 $20.00 $0.20 12/31/13 06/30/14 12/31/14 06/30/15 12/31/15 06/30/16 12/31/16 06/30/17 12/31/17 06/30/18 12/31/18 Market data as of February 6, 2019. Source: Consensus estimates, Bloomberg 18

Historical Valuation Multiples (P / LTM EPS) 24.0x P / LTM EPS WAL Peers 22.0x 20.0x 18.0x 16.0x 14.0x 13.5x 12.0x 10.8x 10.0x 12/31/13 6/30/14 12/31/14 6/30/15 12/31/15 6/30/16 12/31/16 6/30/17 12/31/17 6/30/18 12/31/18 1.10x Implied Premium / Discount to Peer Multiples 1.05x 1.00x 0.95x Avg. 0.92x 0.90x 0.85x 0.80x 0.80x 0.75x 0.70x 12/31/13 6/30/14 12/31/14 6/30/15 12/31/15 6/30/16 12/31/16 6/30/17 12/31/17 6/30/18 12/31/18 Note: Peers consist of 70 publicly traded banks with total assets between $10B and $100B, excluding target banks of pending acquisitions; S&P Global Market Intelligence Market data as of February 6, 2019 19

Growth in TBV per Share 250% WAL 214% Peer Avg Peer Avg with Dividends Added Back 200% 150% 100% 81% 50% 58% 0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2014 2014 2014 2014 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 Note: Peers consist of 70 publicly traded banks with total assets between $10B and $100B, excluding target banks of pending acquisitions; S&P Global Market Intelligence 20

Historical Valuation Multiples (P / TBV) 400% P / TBV WAL Peers 350% 300% 250% 203% 200% 191% 150% 12/31/13 6/30/14 12/31/14 6/30/15 12/31/15 6/30/16 12/31/16 6/30/17 12/31/17 6/30/18 12/31/18 1.70x Implied Premium / Discount to Peer Multiples 1.60x 1.50x Avg. 1.41x 1.40x 1.30x 1.20x 1.10x 1.06x 1.00x 12/31/13 6/30/14 12/31/14 6/30/15 12/31/15 6/30/16 12/31/16 6/30/17 12/31/17 6/30/18 12/31/18 Note: Peers consist of 70 publicly traded banks with total assets between $10B and $100B, excluding target banks of pending acquisitions; S&P Global Market Intelligence Market data as of February 6, 2019 21

Forward-looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, and future economic performance. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies, or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend to have and disclaim any duty or obligation to update or revise any industry information or forward- looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on accounting principles generally accepted in the United States (“GAAP”) and non- GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures are included in the Company’s earnings release available in the Investor Relations portion of the Company’s website at http://investors.westernalliancebancorporation.com. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 22